Note 4 - At the Market Offering	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
At the Market Offering [Text Block]

4.   AT THE MARKET OFFERING

In January 2022, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (“Wainwright”), pursuant to which the Company may offer and sell, from time to time through Wainwright, shares of its common stock for aggregate gross proceeds of up to $12.9 million.

Effective July 28, 2022, the Company terminated the ATM Agreement. As of June 30, 2022, and prior to termination, the Company had not sold any shares of its Common Stock pursuant to the ATM Agreement.